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                                                                      EXHIBIT 21

DANAHER CORPORATION & SUBSIDIARIES
EXHIBIT (21) TO 2001 ANNUAL REPORT ON FORM 10K
SUBSIDIARIES OF REGISTRANT

DANAHER CORPORATION & SUBSIDIARIES: List of Companies

         Country (* = disregarded entities)                           State

         SW       AB Qualitrol Controls AKM
         US       AC Intermediate Co.                                 OH
         US       Acme-Cleveland Corp.                                OH
         US       Acme-Cleveland Laser Systems, Inc.                  OH
         SW*      Advanced Motion Controls AB
         US       The Allen Manufacturing Company                     DE
         US       Altek Industries Corp.                              NY
         US       American Precision Industries Inc.                  DE
         US       Anderson Instrument Co., Inc.                       NY
         CA       API of Canada Inc.
         US       API Development Corporation                         NY
         SW*      API Elmo AB
         SC       API Harowe (St.Kitts) Ltd.
         SZ       API Portescap SA
         GM*      API Portescap Deutschland GmbH
         FR       API Portescap France SA
         SZ       API Portescap International
         JA       API Portescap Japan Ltd.
         PL*      API Portescap Polska Sp.zoo
         SW*      API Portescap Scandinavia AB
         UK       API Portescap (UK) Ltd.
         UK       API Positran Ltd.
         GM       API Schmidt-Bretten Beteiligungs GmbH
         GM*      API Schmidt-Bretten Verwaltungs GmbH
         US       API Wisconsin Inc.                                  WI
         SW*      Apogeum AB
         US       Armstrong Tools, Inc.                               DE
         US       Ball Screws and Actuators Co., Inc.                 CA
         US       Beamco, Inc.                                        WI
         CH       Beijing Chang Gi Service Equipment Co.Ltd.
         NE       Bio-Tek Instruments Europe BV
         TH       Bizware Software Solutions Ltd.
         MX       Bobinas del Sur SA/CV
         UK       Buhler Montec Group Ltd.
         FR       Buhler Montec SA
         IT*      Calzoni Srl
         UK       CGF Automation Ltd.
         GM       Cleveland Precision Systems GmbH

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         US       Communications Technology Corp.                     CA
         MX       Communications Technology Mexico SA/CV
         UK       Contents Measuring Systems Ltd.
         SW*      Contronic Development AB
         NE       Cyberex, B.V.
         US       Dale Technology, Inc.                               NY
         CA       Danaher Alberta Inc.
         CA       Danaher Canada Inc.
         CA       Danaher Canada Partners Inc.
         CA       Danaher Canadian Finance LP
         CA       Danaher Canadian Holdings Inc.
         US       Danaher Corporation                                 DE
         US       Danaher Finance Company                             DE
         US*      Danaher Finance Company, LLC                        DE
         GM       Danaher GbR
         GM*      Danaher Holdings GmbH
         US       Danaher Insurance Company                           VT
         LU*      Danaher Luxembourg Sarl
         GM*      Danaher Motion GmbH
         SZ*      Danaher Motion SA
         IT*      Danaher Motion Srl
         US*      Danaher Power Solutions, LLC                        DE
         US       Danaher Service Co. of Illinois, Inc.               DE
         CA       Danaher Tool Group LP
         CH*      Danaher Tool (Shanghai) Ltd.
         UK       Danaher UK Industries Ltd.
         UK       Danaher UK Partners
         US       Data Recorders Incorporated                         DE
         UK*      Datron Instruments Ltd.
         US       DCI Consolidated Industries, Inc.                   DE
         US       Delta Consolidated Industries, Inc.                 AR
         US       DH Holdings Corp.                                   DE
         CA*      DHR Nova Scotia ULC
         US       Diesel Engine Retarders, Inc.                       DE
         US       DMG Plastics, Inc.                                  DE
         US       DHI Nevada, Inc.                                    NV
         NE       Dolan-Jenner Europe BV
         US       Dolan-Jenner Industries, Inc.                       MA
         SZ*      Dr.Bruno Lange AG
         AU*      Dr.Bruno Lange Gesellschaft mbH
         GM       Dr.Bruno Lange GmbH & Co.KG
         IT*      Dr.Bruno Lange Srl
         UK*      Dr.Bruno Lange (UK) Ltd.
         GM*      Dr.Bruno Lange Verwaltungs GmbH
         BE*      Dr.Lange Belgie BV/SA
         DA*      Dr.Lange Danmark A/S
         NE*      Dr.Lange Nederland BV

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         PO*      Dr.Lange Sp.zoo
         US       Dynapar Corporation                                 IL
         US       Easco Hand Tools, Inc.                              DE
         GM       Eduard Bautz GmbH & Co.KG
         GM       ELE International GmbH
         US*      ELE International, LLC                              AL
         UK       ELE International Ltd.
         UK       Environmental Instrumentation Group Ltd.
         US       Environmental Test Systems, Inc.                    DE
         UK*      EPIC Products Ltd.
         US       EXE International Inc.                              DE
         US       Fisher Pierce Company                               CA
         US       FJ 900 Inc.                                         DE
         US       Flow Measurement Corporation                        DE
         AS       Fluke Australia Pty.Ltd.
         BE       Fluke Belgium NV/SA
         HK*      Fluke China (Hong Kong) Ltd.
         BR       Fluke do Brazil Ltda.
         US       Fluke Corporation                                   WA
         DA       Fluke Danmark A/S
         GM       Fluke Deutschland GmbH
         CA       Fluke Electronics Canada LP
         US       Fluke Electronics Corporation                       DE
         MY       Fluke Electronics (Malasia) And.Bhd.
         NE       Fluke Europe BV
         CJ*      Fluke Finance Company Ltd.
         FI       Fluke Finland Oy
         FR       Fluke France SA
         NE       Fluke Holding BV
         SW*      Fluke Holding Company AB
         CJ       Fluke Holding Company Ltd.
         SP*      Fluke Iberica SL
         NE       Fluke Industrial BV
         US       Fluke International Corporation                     WA
         IT*      Fluke Italia Srl
         JA       Fluke Japan KK
         US       Fluke Nederland BV
         US       Fluke Networks Inc.                                 WA
         NO       Fluke Norge A/S                                     NO
         UK*      Fluke Precision Measurement Ltd.
         CH       Fluke Shanghai
         SN       Fluke Singapore Pte.Ltd.
         SW*      Fluke Sverige AB
         SZ       Fluke Switzerland AG
         UK*      Fluke UK Ltd.
         AU       Fluke Vertriebsgesellschaft mbH
         US*      Fotec, LLC                                          DE

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         US       Gems Sensors Inc.                                   DE
         GM       Gems Sensors GmbH
         UK       Gems Sensors Ltd.
         FR*      Gems Sensors Sarl
         IT*      Gems Sensors Srl
         US       GID Acquisition Company                             DE
         AS       Gilbarco Australia Ltd.
         CA       Gilbarco Canada Ltd.
         GM       Gilbarco GmbH & Co.KG
         UK       Gilbarco Holdings Ltd.
         US       Gilbarco, Inc.                                      DE
         US       Gilbarco International, Inc.                        DE
         AR       Gilbarco Latin America SA
         UK       Gilbarco Ltd.
         NZ       Gilbarco (NZ) Ltd.
         IT       Gilbarco SpA
         GM       Gilbarco Technology GmbH
         GM       Gilbarco Verwaltungs GmbH
         AS       Gilbert & Barker Australia Pty.Ltd.
         NZ       Gilbert & Barker (NZ) Pty.Ltd.
         US*      GLI International, LLC                              DE
         UK       GLI International Ltd.
         UK       Gwendolene Holdings Ltd.
         US       Hach Company                                        CO
         BE       Hach Europe SA
         CA       Hach Sales & Service Canada Ltd.
         US       Hand Tool Design Corporation                        DE
         US       Hart Scientific, LLC                                DE
         US*      Heat Transfer Guarantee Co.LLC                      DE
         US       Hecon Properties, Inc.                              NJ
         FR       Hengstler Controle Numerique Sarl
         SP       Hengstler Espa a, SA
         GM       Hengstler GmbH
         UK*      Hengstler Industries Ltd.
         IT       Hengstler Italia Srl
         JA       Hengstler Japan Corp.
         US*      Hennessy Canada LLC                                 DE
         CA       Hennessy Industries Canada LP
         US       Hennessy Industries, Inc.                           DE
         AS       Holo-Krome Australia Pty.Ltd.
         US       Holo-Krome Company                                  DE
         UK       Holo-Krome Ltd.
         US*      Hydrolab, LLC                                       TX
         IT       ICG Holdings Srl
         US*      IDC Acquisition LLC                                 DE
         US       Industrial Fasteners, Inc.                          DE
         US       Industrial Sensors, Inc.                            DE

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         SW*      Inmotion Technologies AB                            SW
         AR       Intervest SA
         HK       Jacobs Chuck (Hong Kong) Ltd.
         US       Jacobs Chuck Manufacturing Company                  DE
         CH       Jacobs Chuck Mfg.(Suzhou) Co.Ltd.
         CH       Jacobs Chuck Trading (Shanghai) Co.Ltd.
         UK*      Jacobs Holding Company
         US       Jacobs Japan, Inc.                                  DE
         UK       Jacobs Manufacturing Co.Ltd.
         MX       Jacobs Mexico, SA/CV
         US       Jacobs Vehicle Systems, Inc.                        DE
         US       Jennings Land Company                               DE
         US*      Jennings Technology Company, LLC                    DE
         HK       Jessie & J Company Ltd.
         US*      Joslyn Clark Controls, LLC                          DE
         US*      Joslyn Company, LLC                                 DE
         US*      Joslyn Electronic Systems Company, LLC              DE
         US*      Joslyn Hi-Voltage Company, LLC                      DE
         US       Joslyn Holding Company                              DE
         CA       Joslyn Industries
         US*      Joslyn Manufacturing Company, LLC                   DE
         US*      Joslyn Sunbank Company, LLC                         MD
         US       JS Technology, Inc.                                 DE
         GM       KACO Elektrotechnik GmbH
         LO*      KACO Elektrotechnika sro
         SW*      KB Instrumate
         US       K-D Tools of Puerto Rico, Inc.                      DE
         US       Kingsley Tools, Inc.                                DE
         US       Kistler-Morse Corporation                           DE
         FR       Kollmorgen Artus SA
         VM       Kollmorgen Artus Vietnam Co.Ltd.
         US       Kollmorgen Asia Investment Company                  DE
         NE*      Kollmorgen Asia Investment Co.BV
         US       Kollmorgen Corporation                              NY
         SW*      Kollmorgen Holding Company AB
         MP       Kollmorgen India Investment Company
         US*      Kollmorgen International LLC                        DE
         US       Kollmorgen Overseas Development Corp.               DE
         FR*      Kollmorgen SAS
         US       Kollmorgen Securities Corporation                   MA
         GM       Kollmorgen Seidel GmbH & Co.KG
         IS       Kollmorgen Servotronix Ltd.
         IN       Kollmorgen India
         UK*      Launchchange Holding Company
         UK*      Launchchange Instrumentation Ltd.
         UK       Launchchange Limited
         TW       Lea Way Hand Tool Corporation

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         US       Light Controls Corp.                                DE
         SF       LogiAfrica Pty.
         LU       Logitrion International SA
         NE       Marley Pump Europe BV
         JM       Marsh Interex Ltd.
         US*      Marsh Label Technology, LLC                         MO
         US       Marsh Stencil Machine Company                       IL
         US       Master Gears Corp.                                  DE
         US       Matco Tools Corporation                             NJ
         US       McCrometer, Inc.                                    DE
         US       Mechanics Custom Tool Corporation                   DE
         UK       Microtest Europe Ltd.
         GM       Microtest GmbH
         US*      Microtest, LLC                                      DE
         US       M & M de France, Inc.                               OH
         US       M & M Precision Systems Corp.                       OH
         US       Namco Controls Corp.                                OH
         GM       Namco Controls GmbH
         EZ*      NDC Automation Praha sro
         SW*      NDC CIM Engineering AB
         SW*      NDC Netzler & Dahlgren AB
         SP*      Neurtek Medio Ambiente SA
         US       Newtown Manufacturing Company, Inc.                 CT
         US       NMTC, Inc.                                          DE
         GM       NOGLIA Vermogensverwaltung GmbH
         US       Northstar Technologies, Inc.                        OH
         SZ*      Orbilasers SA
         FR*      Orbisphere France Sarl
         SZ*      Orbisphere GVA SA
         GM*      Orbisphere GmbH
         US*      Orbisphere Laboratories Japan, LLC                  DE
         US*      Orbisphere Laboratories Overseas, LLC               DE
         UK*      Orbisphere Ltd.
         SZ       Orbisphere Management Holdings SA
         SZ*      Orbisphere Neuchatel SA
         SF*      Orbisphere South Africa Pty.Ltd.
         US       Pacific Scientific Company                          CA
         US       Pacific Scientific Energetic Materials Company      DE
         US       Pacific Scientific Instruments Company              CA
         GM       Pacific Scientific GmbH
         US       Pacific Scientific International Holding, Inc.      CA
         EI       Pacific Scientific Ireland Ltd.
         UK       Pacific Scientific Ltd.
         FR       Pacific Scientific Sarl
         US       PacSci Motion Control, Inc.                         MA
         US*      PacSci Quantic LLC                                  DE
         US       Partlow Corporation                                 NY

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         US       Petroleum Industry Controls, Inc.                   DE
         US       Phoenix Microsystems, Inc.                          AL
         UK       Piccadilly Precision Engineering Ltd.
         GM       PMI Motion Technologies GmbH
         GM       PMI Verwaltungs GmbH
         FR       Polymetron SA
         US       Portescap U.S. Inc.                                 NY
         US       Power Tool Holders Incorporated                     DE
         US       Power Transformer Controls Company                  DE
         US       Precision Gauges, Inc.                              DE
         US       Precision Specialties, Inc.                         DE
         DA*      Proces-Styring APS
         NO*      Prosess-Styring A/S
         US*      PS/EMC West LLC                                     DE
         CA       Qualitrol Canada LP
         US       Qualitrol Corporation                               NY
         GM       Qualitrol GmbH
         UK       Qualitrol Instruments Ltd.
         US       Quality Wire Processing, Inc.                       DE
         FR       Radiometer Analytical SA
         DE       RMS Thailand Inc.
         UK       Robin Electronics Ltd.
         UK*      Royce Thompsen Ltd.
         FR       SA Cryla
         CH*      SAFA
         CH*      SAFE
         CH*      SAFU
         CH*      SATA
         US       Securaplane Technologies, Inc.                      AZ
         US       Service Station Products Company                    DE
         IS       Servotech Control Technology Ltd.
         CH       Setra Sensing Technology (Tianjin) Co.Ltd.
         US       Setra Systems, Inc.                                 MA
         CH*      Shanghai Shilu Instrument Co.Ltd.
         GM       SMB GmbH
         EZ*      SMB sro
         FR       Societe Civile Immobiliere
         US       Sonix, Inc.                                         VA
         MY       Sonix Technologies Sdv.Bhd.
         UK*      Spline Gauges Ltd.
         US*      Sunbank Family of Companies, LLC                    CA
         US*      Superior Electric Holding Group, LLC                DE
         US       Swiss Precision Parts Corp.                         DE
         IT       Techna Srl
         CH       Tianjin Kollmorgen Industrial Drives Ltd.
         US       Truck Storage Incorporated                          DE
         US       Utica Holding Company                               DE

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         US       Veeder-Root Company                                 DE
         BR       Veeder-Root do Brasil Ltda.
         UK       Veeder-Root Environmental Systems Ltd.
         UK*      Veeder-Root Finance Company
         GM       Veeder-Root GmbH
         UK       Veeder-Root Ltd.
         FR       Veeder-Root Sarl
         US       Veeder-Root Service Company                         DE
         US*      Videojet China, LLC                                 DE
         NE       Videojet Technologies BV
         CA       Videojet Technologies Canada Ltd.
         UK       Videojet Technologies CP Ltd.
         NE       Videojet Technologies Europe BV
         AU       Videojet Technologies Gesellschaft mbH
         GM       Videojet Technologies GmbH
         JA       Videojet Technologies Japan Inc.
         US       Videojet Technologies Inc.                          DE
         UK       Videojet Technologies Ltd.
         FR       Videojet Technologies SA
         CH       Videojet Technologies (Shanghai) Trading Co.Ltd.
         SN       Videojet Technologies (Singapore) Pte.Ltd.
         SP       Videojet Technologies SL
         SW*      Warner Electric AB
         GM*      Warner Electric GmbH
         SZ       Warner Electric SA
         IT       Warner Electric Srl
         US*      Warner Linear LLC                                   DE
         UK       Wavetek Ltd.
         US       Wermex Corporation                                  TX
         UK       West Instruments Ltd.
         US       Western Pacific Industries, Inc.                    DE